4Q 2022

Investor Presentation

NASDAQ: SAL

Salisbury Bancorp, Inc.

Investor Information

Richard J. Cantele, Jr.
President
Chief Executive Officer
rcantele@salisburybank.com
860-453-3430

Peter Albero
Executive Vice President
Chief Financial Officer
palbero@salisburybank.com
860-453-3440

Shelly L. Humeston
Senior Vice President
Secretary
shumeston@salisburybank.com
860-453-3432

Forward-Looking Statements

This Investor Presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about NBT Bancorp Inc. (NBT) NBT and Salisbury and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding NBT's or Salisbury's future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to NBT or Salisbury, are forward-looking statements. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "may," "will," "should" and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of NBT and Salisbury may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Salisbury may fail to approve the merger; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management's attention from ongoing business operations and opportunities; (8) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Salisbury's operations and those of NBT; (9) such integration may be more difficult, time consuming or costly than expected; (10) revenues following the proposed transaction may be lower than expected; (11) NBT's and Salisbury's success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (12) the dilution caused by NBT's issuance of additional shares of its capital stock in connection with the proposed transaction; (13) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; (14) legislative and regulatory changes; and (15) uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on NBT, Salisbury and the proposed transaction. Further information about these and other relevant risks and uncertainties may be found in NBT's and Salisbury's respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2021 and in subsequent filings with the Securities and Exchange Commission ("SEC").

Forward-Looking Statements Continued

Forward-looking statements speak only as of the date they are made. NBT and Salisbury do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

Salisbury Bancorp, Inc. and NBT Bancorp Inc. entered into a definitive merger agreement on December 5, 2022. This transaction is expected to close in second quarter 2023, subject to regulatory and Salisbury shareholder approval. In connection with the proposed transaction, NBT expects to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Salisbury that also constitutes a prospectus of NBT (the “proxy statement/prospectus”), which proxy statement/prospectus will be mailed or otherwise disseminated to Salisbury’s shareholders when it becomes available. NBT and Salisbury also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NBT, SALISBURY AND THE PROPOSED TRANSACTION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by NBT and Salisbury with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by NBT with the SEC will be available free of charge on NBT’s website at www.nbtbancorp.com or by directing a request to NBT Bancorp Inc., 52 South Broad Street, Norwich, NY 13815, attention: Corporate Secretary, telephone (607) 337-6350. Copies of the documents filed by Salisbury with the SEC will be available free of charge on Salisbury’s website at www.salisburybank.com or by directing a request to Salisbury Bancorp, Inc., 5 Bissell Street, P.O. Box 1868, Lakeville, CT 06039-1868, attention: Secretary, telephone (860) 453-3432.

No Offer

This Investor Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

NBT and Salisbury and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about NBT'S executive officers and directors in NBT'S definitive proxy statement filed with the SEC on APRIL 7, 2022. You can find information about SALISBURY'S executive officers and directors in SALISBURY'S definitive proxy statement filed with the SEC on April 8, 2022. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from NBT or SALISBURY using the sources indicated above.

Corporate Overview

- Full service community banking institution offering consumer and business banking products and services as well as trust and wealth advisory services with roots dating back to 1848
- Operating footprint includes 14 banking locations in Litchfield County, CT; Berkshire County, MA; and Dutchess County, Orange County, and Ulster County, NY ("Operating Counties")
- Franchise extends to within 50 miles of New York City

Key Statistics

(as of December 31, 2022)	
Total Assets ($000)	1,541,582
Net Loans ($000)	1,213,671
Total Deposits ($000)	1,358,393
Total Shareholder's Equity ($000)	128,355
Tangible Book Value per Common Share ($)	19.71
Wealth Assets Under Administration ($000)	1,289,918
4Q 2022 Net Income - ($000)	4,124
Full Year Net Income – ($000)	15,874
FTEs	178
Gross Loans / Deposits (%)	90.4
ALLL / Gross Loans, ex PPP (%)	1.21
Total Risk-Based Capital Ratio (%)	13.43
Tier One Capital Ratio (%)	12.24

Salisbury Bancorp, Inc.

Branch Footprint


MA
BERKSHIRE
Great Barrington
South Egremont
Sheffield
Canaan
Salisbury
Lakeville
Sharon
NY
Millerton
DUTCHESS
CT
LITCHFIELD
Dover Plains
ULSTER
New Paltz
Poughkeepsie
Red Oaks Mill
Fishkill
ORANGE
Newburgh

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Core Businesses

- Retail / Business Deposits
- Electronic Banking Services:
  - Mobile
  - Debit/Credit Card
  - Remote Deposit Capture
- Cash Management
- Merchant/Payroll Services

- Business Loans
- Commercial Mortgages
- Lines of Credit
- Construction Loans


Retail / Business Banking
Business Lending
Trust & Wealth Advisory
Retail Lending

- Investment Management
- Trust & Estate Services
- Financial Planning
- Private Banking
- Custodial Services

- Mortgage Loans
- Home Equity Loans
- Consumer Loans
- Construction Loans

In December 2022 Salisbury and NBT Announced a Strategic Merger [1]

Attractive Financial Terms	Each share of Salisbury common stock will be converted into 0.745 shares of NBT common stock in a tax-free exchange. The initial value reflected in the fixed exchange ratio was ~186% of Salisbury's tangible book value at September 30, 2022. Salisbury shareholders will also benefit from ~40% dividend improvement.
Strong Cultural Alignment	Both Salisbury and NBT share a common culture that values employees, customers and service to the community. NBT has pledged an additional $0.5 million in incremental charitable support in Salisbury's markets.
Virtually No Retail Branch Overlap	The retail branch network of Salisbury Bank complements the footprint of NBT with virtually no overlap.
Expanded Products & Services	Salisbury shareholders and customers will benefit from the expanded products, services and resources that a premier partner such as NBT can offer.
Consistent Financial Performance	Both banks are high-performing institutions that generate consistent financial results with a low-cost core deposit base and a conservative underwriting culture.
Consistent Business Models	Both banks offer retail and commercial products and services as well as Wealth Management services. NBT also has fee income generating businesses that reduce reliance on net interest margin to drive earnings growth.

[1] The transaction is expected to close in 2Q 2023, subject to regulatory and Salisbury shareholder approval.

4Q 2022 and Full Year Financial Performance

Basic EPS
4Q 2022: $0.71
FY 2022: $2.75

ROAA
4Q 2022: 1.07%
FY 2022: 1.06%

Efficiency Ratio
4Q 2022: 56.7%
FY 2022: 59.1%

NIM ex PPP
4Q 2022: 3.28%
FY 2022: 3.12%

- Excluding PPP loans, loan balances increased $37.9 million, or 3.2%, during the quarter and $174.1 million, or 16.5%, during the year.
- Overall credit quality trends remain favorable. Continued strong loan growth led to an increase in credit reserves. Non-performing assets were 0.17% of total assets at December 31, 2022 compared with 0.27% at December 31, 2021.
- Excluding PPP loans, net interest margin ("NIM") was 3.28% for 4Q 2022 and 3.12% for full year 2022 compared with 2.87% for full year 2021.
- Non-interest expense for 4Q 2022 included approximately $0.5 million in legal and investment banking costs related to the NBT merger.
- Tangible book value of $19.71 at December 31, 2022, reflected unrealized after-tax losses of $20.7 million in the Available-For-Sale investment portfolio due to the increase in market interest rates in 2022.

Source: Company SEC filings.

Market Demographics

- Businesses and home buyers are attracted to Dutchess and Orange Counties due to easy accessibility to New York City.
- Litchfield County's prestigious private and public school systems and Berkshire County's cultural offerings attract affluent individuals.
- Due to the pandemic, there has been a steady influx of new residents into Salisbury's markets and many others have converted second homes into their primary residence.

Deposits by State[1]


$577 Million
$483 Million
$122 Million
NY
49%
CT
41%
MA
10%

Deposits by County[1]


Orange
11%
Ulster
5%
Litchfield
41%
Dutchess
33%
Berkshire
10%

County Market Share[1]

County	Number of Branches	Market Share
Litchfield, CT	4	9%
Berkshire, MA	3	3%
Dutchess, NY	5	5%
Orange, NY	1	1%
Ulster, NY	1	1%

[1] Excludes any broker deposits, CDARS one-ways buys, balances held in Branch Administration and Trust & Wealth.

Salisbury Bancorp, Inc.

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Source: S&P Global and Company data.

Creating Long-Term Shareholder Value

Per share metrics have been adjusted for the two-for-one stock split, which was effective June 30, 2022.

Earnings Per Share (Basic)



$3.00
$2.25
$1.50
$0.75
$1.58
$1.97
$2.10
$2.88
$2.75
2018
2019
2020
2021
2022

TBVPS and Dividend Payout Ratio



Tangible Book Value
Dividend Payout Ratio
$22
$18
$14
$10
40%
35%
30%
25%
20%
15%
$15.72
$17.49
$19.39
$21.38
$19.71
35.6%
28.4%
27.6%
21.0%
23.4%
2018
2019
2020
2021
2022

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Maintaining Strong Profitability Metrics

Return on Average Assets


1.25%
1.15%
1.05%
0.95%
0.85%
0.75%
0.83%
1.00%
0.96%
1.15%
1.06%
2018
2019
2020
2021
2022

Efficiency Ratio


70%
65%
60%
55%
69.1%
64.1%
59.4%
60.1%
59.1%
2018
2019
2020
2021
2022

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Robust Loan Growth Contributed to NIM Expansion in 2022

Assets



Assets
PPP Loans, net of deferred fees
$ Millions
$1,550
$1,300
$1,050
$800
$1,121.6
$1,112.4
$1,293.7
$85.0
$1,529.2
$24.8
$1,541.6
2018
2019
2020
2021
2022

Net Interest Margin [1]



NIM ex PPP
3.50%
3.35%
3.20%
3.05%
2.90%
2.75%
3.35%
3.27%
3.28%
3.01%
2.87%
3.16%
3.12%
2018
2019
2020
2021
2022

[1] Tax equivalent basis.

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Balance Sheet Composition



Assets ($ Thousands)
$1,600
$1,400
$1,200
$1,000
$800
$600
86%
82%
78%
74%
70%
66%
$1,121,554
$1,112,449
$1,293,660
$1,529,184
$1,541,582
81.1%
83.4%
79.4%
69.8%
78.7%
2018
2019
2020
2021
2022
Loans, Net
Securities
Other
Cash
Net Loans as % of Assets



Liabilities ($ Thousands)
$1,600
$1,400
$1,200
$1,000
$800
$600
98%
96%
94%
92%
90%
$1,018,095
$998,793
$1,168,908
$1,392,584
$1,413,227
91.0%
92.1%
96.6%
96.0%
96.1%
2018
2019
2020
2021
2022
Deposits
FHLB Advances
Subordinated Debt
Deposits as % of Liabilities

Gross Loans / Deposits	
2018	99.0%
2019	101.8%
2020	92.2%
2021	80.8%
2022	90.4%

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Well-Balanced Loan Portfolio

2017


Land
1%
Cons., HE
5%
C&I,
Municipality
19%
Residential,
43%
$809
Million
CRE
32%

Loans ($ millions)	2017	
Residential	$346.9	42.9%
CRE	260.6	32.2%
C&I, Municipality	150.2	18.6%
Land	12.2	1.5%
Cons., HE	38.6	4.8%
Gross Loans	$808.5	100.0%

Loan Portfolio Yield: 4.33%
CRE Loans / RBC[1]: 155%

2019


Land
1%
Cons., HE
4%
C&I,
Municipal
21%
Residential
42%
$936
Million
CRE
32%

Loans ($ millions)	2019	
Residential	$393.6	42.0%
CRE	299.6	32.0%
C&I, Municipality	191.4	20.4%
Land	11.5	1.3%
Cons., HE	40.2	4.3%
Gross Loans	$936.3	100.0%

Loan Portfolio Yield: 4.35%
CRE Loans / RBC[1]: 169%

2022


Land
2%
Cons., HE
4%
C&I,
Municipal
17%
Residential,
43%
$1.2
Billion
CRE
34%

Loans ($ millions)	2022	
Residential	$531.4	43.3%
CRE	422.1	34.4%
C&I, Municipality [2]	209.9	17.1%
Land	18.5	1.5%
Cons., HE	46.2	3.8%
Gross Loans	$1,228.2	100.0%

Loan Portfolio Yield: 3.93%
CRE Loans / RBC[1]: 198%

2017 – 2022 Loan CAGR: 9%

Salisbury Bancorp, Inc.

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[1] Risk-Based Capital.
[2] C&I includes PPP loans of $0.3 million.

Source: Company SEC filings and S&P Global.

CRE and C&I Exposure Is Actively Managed 2022

Industry	Gross Loans Receivable[1]	% of Total	Gross Exposure[1]	% of Total
Commodities	$4,417	0.7%	$5,206	0.7%
Distribution	42,028	8.3%	63,610	8.2%
Education	49,429	9.0%	68,447	8.8%
Engineering & Construction	21,152	5.7%	48,142	6.2%
Entertainment & Recreation	30,267	4.2%	32,466	4.2%
Financial Services	5,847	1.1%	8,700	1.1%
Government	2,907	0.4%	3,102	0.4%
Guaranteed Purchased Loans	24,381	3.2%	24,381	3.1%
Health Care	55,865	7.9%	61,255	7.9%
Hospitality [2]	70,032	10.2%	76,840	9.9%
Manufacturing	38,124	5.6%	44,181	5.7%
Other Services	53,369	8.3%	63,604	8.2%
Professional & Technical Services	9,773	3.5%	27,941	3.6%
Rental Property	199,834	31.2%	241,697	31.2%
Transportation	3,913	0.7%	5,761	0.7%
Total	**$611,339**	**100.0%**	**$775,332**	**100.0%**

See Next Slide

[1] In thousands and excludes PPP loans. Gross exposure includes unfunded commitments. Salisbury's gross exposure is mitigated by several factors which include, but are not limited to, the personal liquidity of the borrower, real estate and non-real estate collateral, U.S. Department of Agriculture or Small Business Administration guarantees, and economic stimulus loans from the U.S. government, as a result of COVID-19.
[2] Gross loans receivable includes approximately $45.7 million for hotels, $18.1 million for restaurants and $6.1 million for campgrounds.

Source: Company data.

Commercial Loan Portfolio - Rental Property Exposure 2022

Category	Gross Loans Receivable[1]	% of Total	Gross Exposure[1]	% of Total
1-4 Family Rental	$13,923	7.0%	$14,769	6.1%
Apartment Complex 10+ Units	47,071	23.6%	74,474	30.8%
Construction & Development	3,038	1.5%	6,598	2.7%
Industrial	17,224	8.6%	17,653	7.3%
Medical Office	3,048	1.5%	3,048	1.3%
Mobile Home	6,137	3.1%	6,161	2.5%
Multifamily	1,021	0.5%	1,021	0.4%
Offices	23,325	11.7%	25,441	10.5%
Other	10,732	5.4%	14,315	5.9%
Retail [2]	57,203	28.6%	58,853	24.3%
Self-Storage	16,680	8.3%	18,931	7.8%
Senior Housing	433	0.2%	433	0.2%
Total	**$199,834**	**100.0%**	**$241,697**	**100.0%**

[1] In thousands and excludes PPP loans. Gross exposure includes unfunded commitments. Salisbury's gross exposure is mitigated by several factors which include, but are not limited to, the personal liquidity of the borrower, real estate and non-real estate collateral, U.S. Department of Agriculture or Small Business Administration guarantees, and economic stimulus loans from the U.S. government, as a result of COVID-19.

[2] Comprised primarily of commercial storefronts and other mixed-use properties.

Source: Company data.

Loan Portfolio Characteristics 2022

Residential Loans [1]


All Other
1%
CT
35%
NY
48%
MA
16%
$557 Million
CT
MA
NY
All Other

Key Metrics:[3]
Average current balance: $239 thousand
Average credit score: 751
Average LTV: 65%

Commercial Loans [2]


All Other
6%
CT
26%
MA
7%
NY
61%
$610 Million
CT
MA
NY
All Other

Key Metrics:
Average loan size: $444 thousand
Average seasoning: 36 months [4]
Weighted average risk rating:[5] 3.25

[1] Includes HELOCs; excludes consumer loans.
[2] Represents commercial real estate, lines of credit and commercial & industrial loans, including PPP loans.
[3] Average credit score and LTV are at origination.
[4] Excludes revolving lines of credit.
[5] Salisbury uses a risk rating model with eight grades, four of which are pass rated.

Salisbury Bancorp, Inc.

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Source: Company data.

Favorable Credit Quality Metrics; 2022 Charge-Offs Reflect Loan Sales And A Discrete Commercial Loan

Net Charge-Offs / Average Loans [1]


0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.08%
0.06%
0.02%
0.01%
0.07%
2018
2019
2020
2021
2022

Non-Performing Assets / Assets


1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.74%
0.35%
0.44%
0.27%
0.17%
2018
2019
2020
2021
2022

[1] 2022 net charge-offs relate to the sale of $3.8 million of non-performing and under-performing loans in 1Q 2022 and the charge-off of a discrete commercial loan in 2Q 2022. Net charge-off for 4Q 2022 and 3Q 2022 were $13 thousand and $64 thousand, respectively.

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Credit Risk Well-Managed Through The Pandemic

Past Due Loans (30 Days +)


$ Millions
$12.5
$10.0
$7.5
$5.0
$2.5
$0.0
$7.6
$4.4
$9.9
$2.6
$1.5
2018
2019
2020
2021
2022

Loan Loss Reserves / Gross Loans [1]


1.55%
1.45%
1.35%
1.25%
1.15%
1.05%
0.95%
0.85%
0.75%
0.85%
0.95%
1.44%
1.23%
1.21%
2018
2019
2020
2021
2022

[1] Excludes PPP loans.

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Strong Deposit Franchise; Upward Pressure on Deposit Costs

2017


Jumbo Time
8%
Retail Time
6%
NIB
27%
$816
Million
IB Demand,
Savings &
MMDA
59%

Deposits ($ millions)	2017	
NIB	$220.5	27.0%
IB Demand, Savings & MMDA	478.2	58.6%
Retail Time (< $100k)	53.2	6.5%
Jumbo Time (> $ 100k)	63.6	7.8%
Total	$815.5	100.0%

Core Deposits: 85.7%
Cost of Deposits: 0.42%

2019


Jumbo Time
8%
Retail Time
6%
NIB
26%
$920
Million
IB Demand,
Savings &
MMDA
60%

Deposits ($ millions)	2019	
NIB	$237.9	25.9%
IB Demand, Savings & MMDA	553.9	60.2%
Retail Time (< $100k)	53.3	5.8%
Jumbo Time (> $ 100k)	74.4	8.1%
Total	$919.5	100.0%

Core Deposits: 86.1%
Cost of Deposits: 1.03%

2022


Jumbo Time
8%
Retail Time
3%
NIB
29%
$1.4
Billion
IB Demand,
Savings &
MMDA
60%

Deposits ($ millions)	2022	
NIB	$396.0	29.2%
IB Demand, Savings & MMDA	809.0	59.6%
Retail Time (< $100k)	42.6	3.1%
Jumbo Time (> $ 100k)	110.7	8.2%
Total	$1,358.4	100.0%

Core Deposits: 88.7%
Cost of Deposits: 0.40% [1]

2017 – 2022 Deposit CAGR: 11%

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[1] Represents year-to-date deposit costs. Deposit cost for 4Q 2022 was 0.75%.
Source: Company data and SEC filings.

AFS Securities Portfolio 2022


Corp. Sub Debt 7%
U.S. Treasuries 9%
US Govt Agency 7%
SBA 18%
MBS 21%
Municipal 26%
CMO 12%

- Book value of $187.4 million, or 14%, of assets at year end 2022 compared with $201.3 million, or 13.2%, respectively, at year end 2021.
- Primarily collateralizes deposits and provides liquidity.
- Average Yield: 2.36%
- Average Life: 6.4 years

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Wealth Advisory

- This business differentiates SAL from its community banking peers.
- Wealth Advisory provides a source of diversified revenues (~ 9% of Bank revenue).
- Consistent source of fee income.
- Services include Investment Management, Financial and Retirement Planning, Private Banking, Trust and Estate Administration and Custodial Services.

Gross Revenues



Thousands
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$3,700
$3,995
$4,194
$4,970
$4,887
2018
2019
2020
2021
2022

Assets Under Administration [1]



Discretionary
Non-Discretionary
Millions
CAGR 19%
$1,250
$1,000
$750
$500
$250
$0
$648.0
$249.7
$398.3
$777.5
$278.8
$498.7
$944.3
$389.4
$555.0
$1,083.2
$425.4
$657.8
$1,289.9
$728.9
$561.1
2018
2019
2020
2021
2022

[1] The increase in non-discretionary assets in 2022 primarily reflected a higher valuation of certain partnership assets for an existing client relationship.

Salisbury Bancorp, Inc.

BECAUSE WHERE YOU BANK MATTERS

Source: Company data and SEC filings.

Capital Ratios Reflect Strong Earnings and Loan Growth

Bank Tier 1 Capital Ratio [1]


16%
14%
12%
10%
8%
6%
4%
11.2%
11.8%
12.3%
12.9%
12.2%
2018
2019
2020
2021
2022

Bank Total Capital Ratio [2]


16%
14%
12%
10%
8%
6%
4%
12.1%
12.8%
13.6%
14.1%
13.4%
2018
2019
2020
2021
2022
Bank
Well Capitalized

Bank Leverage Ratio [3]


12%
10%
8%
6%
4%
2%
8.8%
9.6%
8.9%
9.4%
10.0%
2018
2019
2020
2021
2022

Salisbury Bancorp, Inc.

BECAUSE WHERE YOU BANK MATTERS

Source: Company data and SEC filings.

[1] Tier 1 Capital / Risk Weighted Assets [2] Total Capital / Risk Weighted Assets [3] Tier 1 Capital / Average Assets

Common Stock Price: NASDAQ: SAL

All per share metrics have been adjusted for the two-for-one forward stock split, which was effective June 30, 2022.


$35
$30
$25
$20
$15
$10
$5
$0
$11.67
$13.45
$13.67
$16.74
$18.75
$22.33
$18.09
$22.84
$18.64
$27.48
$31.40
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending	2018	2019	2020	2021	2022
Tangible BV per common share ($)	15.72	17.49	19.39	21.38	19.71
Price/Book (%)	98.2	113.6	84.9	115.1	141.9
Market capitalization ($ in millions)	101.0	129.1	106.0	157.3	182.1
Common shares outstanding (000s)	5,614	5,652	5,687	5,723	5,799
Insider Ownership (%)	12.12	10.17	10.71	11.33	8.41
Institutional Ownership (%) [1]	10.62	11.09	18.92	24.81	27.28
Annual Highs / Lows ($)	24.93 / 19.13	23.53 / 17.63	22.48 / 12.57	28.50 / 17.70	31.55 / 22.81

[1] Includes private corporations and hedge fund managers.

Source: S&P Global and Company SEC filings.

Relative Stock Price Performance


SAL-Share Price (Monthly) 37.5%
S&P U.S. BMI Banks Index-Index Value (Monthly) (9.9%)
S&P 500 Price Return-Index Value (Monthly) 18.8%
50.0%
30.0%
10.0%
(10.0%)
(30.0%)
(50.0%)
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022
12/30/2022

Return to Shareholders:

- 20 + years of dividend payments
- 2022 dividend payout ratio of 23%
- Quarterly dividend increased to $0.16 (split-adjusted) per common share in January 2022
- 2-for-1 forward stock split was effective on June 30, 2022

Salisbury Bancorp, Inc.

BECAUSE WHERE YOU BANK MATTERS

Source: S&P Global and Company data.

4Q 2022

Investor Presentation

NASDAQ: SAL

Salisbury Bancorp, Inc.